PROVING OUR METTLE

FREEPORT-McMoRAN



2nd Quarter 2016
Earnings Conference Call

July 26, 2016

FCX LISTED NYSE

PROVING OUR METTLE

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, cash production costs per barrel of oil equivalents (BOE), operating cash flows, capital expenditures, debt reduction initiatives, including FCX's ability to complete pending asset sales and to sell additional assets, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, crude oil and natural gas price changes, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, and share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. Under its Term Loan and Revolving Credit Facility, as amended, FCX is not permitted to pay dividends on common stock on or prior to March 31, 2017. The declaration of dividends is at the discretion of the Board, subject to restrictions under FCX's credit agreements, and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include supply of and demand for, and prices of, copper, gold, molybdenum, cobalt, crude oil and natural gas, mine sequencing, production rates, drilling results, potential effects of cost and capital expenditure reductions and production curtailments on financial results and cash flow, the outcome of FCX's debt reduction initiatives, FCX's ability to secure regulatory approvals, satisfy closing conditions and consummate pending asset sales, potential additional oil and gas property impairment charges, potential inventory adjustments, potential impairment of long-lived mining assets, the outcome of ongoing discussions with the Indonesian government regarding PT Freeport Indonesia's (PT-FI) Contract of Work, PT-FI's ability to obtain renewal of its export license after August 8, 2016, the potential effects of violence in Indonesia generally and in the province of Papua, the resolution of administrative disputes in the Democratic Republic of Congo, industry risks, regulatory changes, political risks, labor relations, weather- and climate-related risks, environmental risks, litigation results and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2015, filed with the U.S. Securities and Exchange Commission (SEC), as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. The mineralized material and potential resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and molybdenum, oil and gas realized revenues, cash production costs, cash operating margin and Adjusted EBITDA, which are not recognized under generally accepted accounting principles in the U.S. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 2Q 2016 press release, which are available on FCX's website, "fcx.com."

Tracking Our Achievements

- $4+ Billion in Asset Sales
  - Strengthen Balance Sheet and Highlight Value
  - 9% of 2015 Consolidated Copper Reserves
- Restructured O&G Business to Operate Within Cash Flow
  - Organizational Restructuring
  - Restructured $1.1 Bn in Drilling Contracts
- Growing Copper Volumes Following Successful Cerro Verde Start-up (2Q16 +15% vs. 2Q15)
- Positioned for Significant Free Cash Flow Generation
- Focused on Execution

Declining Costs


Net Unit Cash Costs (after by-product)
$1.85
$1.50
$/lb
$1.43
$1.33
$19
$/ BOE
$15
2Q15
2Q16
2Q15
2Q16
Site Production & Delivery Unit Costs for Copper
-23%
O&G Cash Production Costs
-21%

Declining CAPEX


$855
$ in mms
$441
$806
$392
2Q15
2Q16
2Q15
2Q16
Mining
-48%
O&G
-51%

Restoring Balance Sheet Strength


Year-End 2017e Net Debt at Varying Copper Prices (1)
Excluding Potential ATM Proceeds
(US$ billions)
$20.0
$15.0
$10.0
$5.0
$0.0
$18.8
$13.2
$11.8
$10.5
6/30/2016
$2.00
$2.25
$2.50
Net Debt/'16-'17 Avg. EBITDA
2.4x
1.9x
1.4x
YE 2017e

(1) Includes asset sale proceeds from the Tenke transaction expected to close in 4Q2016 and excess cash flows for 2H2016e and 2017e.
Note: Sensitivity assumes $6 Molybdenum, $1,300 Gold, $48 Oil in 2H2016e and $50 Oil in 2017e; Net debt amounts exclude fair value premiums. EBITDA equals operating income plus depreciation, depletion and amoretization.
e= estimate. See Cautionary Statement.

Asset Sale Transactions To Date in 2016

	Cash Consideration	2015 EBITDA@ ~$2.43 Cu	Closing Date
	($ in billions)	($ in millions)	
Morenci (13% Interest)	$1.00	$115 (1)	2Q16
Timok Exploration Project	$0.13 (2)	$(16)	2Q16
Oil and Gas Royalty Interests	$0.10	~$10	2Q16
Other Land Sales	$0.06	-	2Q16
Haynesville Shale Assets	$0.09	$26	3Q16
Tenke Fungurume	$2.65 (3)	$300 (1)	4Q16e
Total Excluding Potential Transactions/Contingent Consideration	$4.03	$435	
Potential Freeport Cobalt/ Kisanfu Transactions	$0.15 (4)		
Contingent Consideration	$0.23 (5)		
Total	$4.41		

(1) Attributable EBITDA for 13% of Morenci based on 2015 average copper price of $2.44/lb; attributable EBITDA for 56% of Tenke Fungurume based on 2015 average copper price of $2.42/lb and 2015 average cobalt price of $8.21/lb.

(2) Includes $135 million received at closing and excludes contingent consideration of up to $107 million payable to FCX in stages upon the achievement of defined milestones.

(3) Excludes contingent consideration of up to $120 million based on future copper and cobalt prices.

(4) FCX entered into exclusive negotiations with CMOC to sell Freeport Cobalt for $100 mm and Kisanfu exploration project for $50 mm in separate transactions.

(5) Includes contingent considerations discussed in footnotes 2 and 3.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. e = estimate. See cautionary statement.

FREEPORT-MCMORAN

PROVING OUR METTLE

World-Class Copper Portfolio
A Store of Long-term Value

North America
7 Copper Mines



Cu Reserves: 32 bn lbs
Mo Reserves: 2.4 bn lbs
Mineralized Mat.: 46 bn lbs
Implied Life: 37 yrs
Copper Sales: 1.83 bn lbs
Molybdenum Sales: 76 mm lbs

South America
2 Copper Mines



Cu Reserves: 31 bn lbs
Mo Reserves: 0.7 bn lbs
Mineralized Mat.: 24 bn lbs
Implied Life: 38 yrs
Copper Sales: 1.36 bn lbs

Indonesia
Copper/Gold Mine



Cu Reserves: 28 bn lbs
Au Reserves: 27 mm ozs
Mineralized Mat.: 21 bn lbs
Implied Life: 25 yrs
Copper Sales: 1.32 bn lbs
Gold Sales: 1.7 mm ozs

NOTE: North America amounts include Cu operations: Morenci (72%), Sierrita, Bagdad, Tyrone, Safford, Miami and Chino; Primary Mo: Henderson and Climax; South America amounts include Cu operations: Cerro Verde and El Abra. Sales amounts based on 2016e. Implied life for Americas equals reserves plus mineralized material divided by 2016e sales; Implied life for Indonesia through 2041 CoW. e = estimate. See Cautionary Statement.

Copper Market Commentary

- Short-term Surpluses Smaller Than Projected
- New Supply Coming as Expected
- Lower Disruptions Than Recent History
- Projected Medium-term Deficits with Modest Demand Growth
- Higher Incentive Prices Necessary to Develop New Production

Copper Markets – Supply Constraints Support Positive Long-Term Outlook


kt
22,000
16,000
10,000
4,000
Existing Supply Before Disruption Allowance
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

- ~4 mm Tonnes (19%) Decline in Base Mine Supply Over Next 10 Years
- Currently Top 10 Mines in World Produce ~5.5 mm Tonnes per Annum
- Incentive Price for New Supply is $3.30/lb
- New Mines Can Take 7-10+ Years to Build

Source: WoodMackenzie 2Q 2016 long-term outlook.

FREEPORT-MCMORAN

PROVING OUR METTLE

Cerro Verde

Highlighting Cerro Verde



Inauguration Ceremony May 23, 2016

Project Costs

($ in bn)


$4.6
$4.5
Budget
Actual

Mill Rate

(kt/d)


116
352
2Q15
2Q16

Mining Rate

(kt/d)


338
626
Pre-Expansion
2Q16

Copper Sales

(mms lbs)


97
270
2Q15
2Q16

Unit Net Cash Costs

($/lb)


$1.87
$1.22
2Q15
2Q16

Long-term Contributor to Future Cash Generation

PROVING OUR METTLE

High Quality Copper Resources

Long-Lived Mining Districts

copper in billion lbs

Morenci

Discovered: 1870s


56+
Potential beyond MM**
(contained)
Min. Mat'l*
(contained)
1989-2015
Production
(recoverable)
Reserves
(recoverable)
7
1988
2015

Cerro Verde

Discovered: 1860s


~62
1994-2015
9
1993
2015

Grasberg

Discovered: 1988


107
1988-2015
3
1987
2015

Note: Aggregate resources & production

* Estimate of consolidated contained copper mineralized material using a long-term copper price of $2.20/lb. **Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.**

** Our estimates of potential are based on geologically reasonable interpolation and extrapolation of more limited information than is used for Mineralized Material (measured and indicated) and requires higher Cu prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced.

Large Development Project Inventory

Copper Sulfide Opportunities

- **Bagdad**
- **Chino**
- **El Abra**
- **Lone Star/Safford**
- **Morenci**
- **Sierrita**


1 km
N
Reserve Pit
+0.3% Cu


1 km
N
Reserve Pit
% Copper
+0.3% Cu Shell

Future development subject to market conditions

Pit Wall Design Optimization

- **Optimize slopes -- Targeting opportunities to steepen pit wall angles to minimize stripping & add ore**
- **Steeper slope design to include clean bench faces & catch benches to minimize rock fall**
- **Potential to accelerate ore in the medium-term and add incremental ore to long-term reserves**

Pit Wall Steepening
Conceptual Cross-Section


Original Pit Wall
Steepened Pit Wall
Ore
Reduced Stripping of Overburden
Additional Ore


Chino
65 degrees
74 degrees

PROVING OUR METTLE

Grasberg Minerals District

PT-FI Share of Sales

	Copper (bns lbs)	Gold (mms ozs)
2016e	1.3	1.7
2017e	1.3	2.5
2018e	1.0	1.1
2019e – 2022e Avg.	1.1	1.5


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N
Portals (at Ridge Camp)
Common Infrastructure 2,500 m elev

e = estimate. See Cautionary Statement.

Positive Free Cash Flow in Mining Business with Significant Leverage to Recovery

($ in billions)


2015
1H16
2016e EBITDA
2016e CAPEX
$3.3
Avg. Cu: $2.42
EBITDA
$3.3
Major Projects $2.4
Other $0.9
CAPEX
$1.6
Avg. Cu: $2.16
EBITDA
$0.9
CAPEX(1)
$4.5
@ $2.00 Copper(2)
$5.3
@ $2.25 Copper(2)
$6.1
@ $2.50 Copper(2)
$1.7
$1.3
$0.4
CAPEX

Each 10¢ Change in Copper: $325 mm Impact on 2016e EBITDA(2)

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Assumes average prices of $1,300/oz gold, $6.00/lb molybdenum for 2016; each $100/oz change in gold would have an approximate $125 mm impact, each $2/lb change in molybdenum would have an approximate $45 mm impact.

(1) Includes $0.7 bn for major projects.

(2) Assumed noted copper price for 2H16e.

e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN

PROVING OUR METTLE

Oil & Gas Highlights

Focused on Managing Costs and Enhancing Asset Values

- **Restructuring Savings**
  - ~$150 mm per Annum Associated with Operating and Administrative Costs
  - ~$350 mm Related to Termination of Deepwater Drillship Contracts
- **Established Production in Deepwater GOM from 5 New 100%-owned Wells**
  - 3 Wells at Holstein Deep
  - KO and QV in Horn Mountain Area
- **Favorable Results from Development Wells at Lucius & Heidelberg**

	2Q15	*2Q16*
LOE ($/bbl)	*$19*	*$15*
CAPEX (mm's)	*$806*	*$392*

2Q16 Sales – 12.4 MMBOE



GOM
65%
California
23%
Other
12%

2017e Oil & Gas EBITDA at Various Prices and CAPEX

($ in billions)


$0.5
$0.8
$1.2
$1.5
$0.6
@ $35 Brent
@ $45 Brent
@ $55 Brent
@ $65 Brent
2017e CAPEX

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization and costs associated with idle rigs. Amounts are estimates for illustrative purposes based on model results. Model reflects FM O&G cost and production mix for 2017e including 123 MBOE per day, $15/BOE operating cost, average Brent crude differential of 91% and $3.15/mmbtu natural gas price.

e = estimate. See Cautionary Statement.

Valuable Deepwater Infrastructure with Excess Capacity

Holstein



Marlin



Horn Mountain



Three 100% Owned/Operated Deepwater Production Platforms

Total Processing Capacity of 250 Mbbl/d of Oil

2016e Outlook

Sales Outlook

- Copper: 5.0 Billion lbs.
- Gold: 1.7 Million ozs.
- Molybdenum: 76 Million lbs.
- Oil Equivalents(1): 47.4 MMBOE (~73% Oil)

Unit Cost

- $1.06/lb(2) of Copper
- $15.50/BOE

Operating Cash Flows (3)

- ~$4.5 Billion (@$2.25/lb Copper for 2H16e)
- Each 10¢/lb Change in Copper for Remainder of 2016 = $260 Million

Capital Expenditures

- $3.1 Billion
  - $1.7 Billion for Mining
  - $1.4 Billion for Oil & Gas

(1) Includes 34.5 MMBbls of crude oil, 62.9 Bcf of natural gas and 2.4 MMBbls of NGLs.
(2) Assumes average prices of $1,300/oz gold and $6.00/lb molybdenum for 2H16e: 3Q 2016e net cash costs expected to approximate $1.10/lb.
(3) Assumes average prices of $1,300/oz gold, $6.00/lb molybdenum and $48/bbl for Brent crude oil for the remainder of 2016; each $100/oz change in gold would have an approximate $80 mm impact, each $2/lb change in molybdenum would have an approximate $35 mm impact, and each $5/bbl change in oil would have an approximate $55 mm impact.

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN

PROVING OUR METTLE

Sales Profile

Copper Sales (billion lbs)


6
4
2
0
4.1
5.0
4.2
2015
2016e
2017e*
Excludes Tenke

Note: Consolidated copper sales include 688 mm lbs in 2015, 958 mm lbs in 2016e and 760 mm lbs in 2017e for noncontrolling interest; excludes purchased copper.

** Adjusted for the anticipated closing of the Tenke transaction in 4Q16.*

e = estimate. See Cautionary Statement.

Gold Sales (million ozs)


3
2
1
0
1.25
1.7
2.5
2015
2016e
2017e

Note: Consolidated gold sales include 115k ozs in 2015, 162k ozs in 2016e and 235k ozs in 2017e for noncontrolling interest.

Molybdenum Sales (million lbs)


90
60
30
0
89
76
87
2015
2016e
2017e

Oil & Gas Sales (MMBOE)


60
40
20
0
52.6
47.4
45
2015
2016e
2017e

EBITDA and Cash Flow at Various Copper Prices


Average EBITDA
($1,300 Gold, $6 Molybdenum & $49 Oil)*
(US$ billions)
$9
$6
$3
$0
2016e/2017e
Average
Cu $2.00/lb
Cu $2.25/lb
Cu $2.50/lb


Average Operating Cash Flow (excluding Working Capital changes)
($1,300 Gold, $6 Molybdenum & $49 Oil)*
(US$ billions)
$6
$4
$2
$0
2016e/2017e
Average
Cu $2.00/lb
Cu $2.25/lb
Cu $2.50/lb

Note: For 2016e and 2017e price sensitivities see slides 31 and 32. EBITDA equals operating income plus depreciation, depletion and amortization, and impairment of oil and gas properties.

* Average prices as noted for 3Q16-2017

e = estimate. See Cautionary Statement.

Capital Expenditures

(US$ billions)

Future Spending Dependent on Improvement in Market Conditions


$6.35
Oil & Gas
3.0
Major Mining Projects
2.4
Other Mining
0.9
TOTAL MINING
3.3
$3.1
1.4
1.3
0.4
1.7
$2.3
0.6
1.0
0.7
1.7
2015
2016e
2017e

Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

PROVING OUR METTLE

3a9 Exchanges

- **During 2016, FCX Entered Into Multiple Privately Negotiated Debt-for-Equity Transactions**
- **Exchanged $369 mm* in Face Amount of Bonds for 28 mm Shares of FCX Stock**

Senior Notes	Principal Amount	Annual Interest Savings
	($ in millions)	
3.55% Due 2022	$ 108	$ 4
3.875% Due 2023	78	3
5.40% Due 2034	50	3
5.45% Due 2043	133	7
	$ 369	$ 17

** Including exchanges totaling $269 million in 2Q16 and $100 million in 3Q16*

Committed to Balance Sheet Management – Strong Track Record

(US$ billions)

*Manageable Near-Term Debt Maturity Schedule Pro Forma for Tenke Transaction**

FCX Debt Structure as of 6/30/16
(US$ billions)

	Actual	Pro Forma for Tenke Transaction
$3.5 bn Revolver	$ -	$ -
Bank Term Loans	2.4	1.1
FCX & FMC Sr. Notes	12.0	11.9**
FM O&G Senior Notes	2.5	2.5
Cerro Verde Non-Recourse Loan	1.8	1.8
Bank Bilateral & Other	0.6	0.6
Total Debt	$19.3	$17.9
Cash	$ 0.4	$ 1.7



$2
$1
$0
$1.7 Bn of Pro Forma Cash Including Tenke Transaction
$1.5
CV Non-Recourse
FCX 2.15% & 2.30% Sr. Notes
$0
2016*
2017

* For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance, which matures in 2019.
** Reflects ~$100 mm in debt-for-equity transactions that settled in July 2016.

Note: 2016-2017 term loan maturities have been reduced by $12 mm in 2016 and $63 mm in 2017 to reflect application of 50% of the net proceeds from the Tenke transaction.

Focused on Execution


Cost, Capital & Production Performance
Safety & Environmental Management
Securing Long-term Rights in Indonesia
Asset Sales
Debt Reduction

Strong Track Record

Reference Slides

PROVING OUR METTLE

Financial Highlights

Sales Data	2Q16	2Q15
Copper (1)		
Consolidated Volumes (mm lbs)	1,111	964
Average Realization (per lb)	$2.18	$2.71
Site Production & Delivery Costs (per lb)	$1.43	$1.85
Unit Net Cash Costs (per lb)	$1.33	$1.50
Gold		
Consolidated Volumes (000's ozs)	156	352
Average Realization (per oz)	$1,292	$1,174
Oil Equivalents		
Consolidated Volumes (MMBOE)	12.4	13.1
Realized Revenues (per BOE)	$32.70	$50.04 (2)
Cash Production Costs (per BOE)	$15.00	$19.04

Financial Results *(in billions, except per share amounts)*	2Q16	2Q15
Revenues	$3.3	$3.9
Net Loss Attributable to Common Stock (3)	$(0.5)	$(1.9)
Diluted Net Loss Per Share (3)	$(0.38)	$(1.78)
Operating Cash Flows (4)	$0.9	$1.1
Capital Expenditures	$0.8	$1.7
Total Debt	$19.3	$20.9
Consolidated Cash	$0.4	$0.3

(1) Includes Tenke.

(2) Realized revenues per BOE include realized cash gains on crude oil derivative contracts of $7.73/BOE.

(3) Includes net charges of $452 mm ($0.36/share) in 2Q16 primarily for impairment of oil and gas properties and drillship settlements/idle rig costs, partly offset by net gains on the sales of assets; and $2.0 bn ($1.92/share) in 2Q15, primarily for the impairment of oil and gas properties.

(4) Includes net working capital sources (uses) and changes in other tax payments of $278 mm for 2Q16 and $(104) mm for 2Q15.

FREEPORT-MCMORAN

PROVING OUR METTLE

2Q 2016 Mining Operating Summary

2Q16 Unit Production Costs

Cash Unit Costs *(per pound of copper)*	North America	South America	Indonesia	Africa	Consolidated Including Africa
Site Production & Delivery	$1.40	$1.20	$1.77	$1.62	$1.43
By-Product Credits	(0.11)	(0.12)	(1.05)	(0.33)	(0.30)
Treatment Charges	0.11	0.23	0.29	-	0.16
Royalties & Export Duties	-	-	0.19	0.05	0.04
Unit Net Cash Costs	$1.40	$1.31	$1.20	$1.34	$1.33

Sales From Mines for 2Q16 & 2Q15 by Region


North America
464
486
Cu
mm lbs
19(1)
23(1)
Mo
mm lbs
2Q16 2Q15 2Q16 2Q15
South America(2)
327
178
2Q16 2Q15
Indonesia (3)
196
196
151
346
Au
000 ozs
2Q16 2Q15 2Q16 2Q15
Africa(4)
124
104
2Q16 2Q15

(1) Includes 4 mm lbs in 2Q16 and 2 mm lbs in 2Q15 from South America.
(2) Silver sales totaled 911k ozs in 2Q16 and 373k ozs in 2Q15.
(3) Silver sales totaled 562k ozs in 2Q16 and 558k ozs in 2Q15.
(4) Cobalt sales totaled 10 mm lbs in 2Q16 and 8 mm lbs in 2Q15.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 2Q16 press release, which is available on FCX's website.

2016e Operating Estimates

2016e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated Including Africa
Cash Unit Costs (1)					
Site Production & Delivery (2)	$1.41	$1.26	$1.30	$1.60	$1.36
By-product Credits	(0.10)	(0.11)	(1.70)	(0.37)	(0.55)
Treatment Charges	0.11	0.24	0.27	-	0.18
Royalties & Export Duties	-	0.01	0.25	0.05	0.07
Unit Net Cash Costs	$1.42	$1.40	$0.12	$1.28	$1.06

2016e Sales by Region


North America
1,830
Cu mm lbs
76(3)
Mo mm lbs
South America
1,360
Indonesia
1,320
1.7
Au mm ozs
Africa (4)
440
35
Co mm lbs

(1) Estimates assume average prices of $2.25/lb for copper, $1,300/oz for gold, $6.00/lb for molybdenum and $11/lb for cobalt for the remainder of 2016. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(2) Production costs include profit sharing in South America and severance taxes in North America.
(3) Includes molybdenum produced in South America.
(4) Adjusted for the anticipated closing of the Tenke transaction in 4Q16.

Note: e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN

PROVING OUR METTLE

2016e Quarterly Sales

Copper Sales (million lbs)



1,500
1,000
500
0
1,123
1,111
1,305
1,415
1Q16
2Q16
3Q16e
4Q16e*

Note: Consolidated copper sales include approximately 222 mm lbs in 1Q16, 226 mm lbs in 2Q16, 260 mm lbs in 3Q16e and 250 mm lbs in 4Q16e for noncontrolling interest; excludes purchased copper.

* Adjusted for the anticipated closing of the Tenke transaction in 4Q16.

e = estimate. See Cautionary Statement.

Gold Sales (thousand ozs)



1000
750
500
250
0
201
156
410
955
1Q16
2Q16
3Q16e
4Q16e

Note: Consolidated gold sales include approximately 18k ozs in 1Q16, 14k ozs in 2Q16, 40k ozs in 3Q16e and 90k ozs in 4Q16e for noncontrolling interest.

Molybdenum Sales (million lbs)



20
10
0
17
19
20
20
1Q16
2Q16
3Q16e
4Q16e

Oil & Gas Sales (MMBOE)



15
10
5
0
12.1
12.4
11.4
11.5
1Q16
2Q16
3Q16e
4Q16e

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2016e-2022e

2016e – 2020e PT-FI Share
Total: 5.8 billion lbs copper
Annual Average: 1.16 billion lbs

2016e – 2020e PT-FI Share
Total: 7.8 million ozs gold
Annual Average: 1.56 million ozs


Copper, billion lbs
Gold, million ozs
1.3
1.7
1.3
2.5
1.0
1.1
1.0
1.2
1.2
1.3
1.2
1.6
2016e
2017e
2018e
2019e
2020e
2020e-2022e Annual Average

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
e = estimate. Amounts are projections; see Cautionary Statement.

Sensitivities (US$ millions)

	2016e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$325	$260
Molybdenum: +/- $1.00/lb	$23	$18
Gold: +/- $50/ounce	$63	$40
Oil Sales: +/- $5/bbl[(1)]	$85	$68
Oil Sales Net of Diesel Costs:[(1,2)] +/- $5/bbl	$65	$55
Natural Gas: +/- $0.50/Mcf	$8	$6
Currencies:[(3)] +/- 10%	$73	$50

(1) Oil sales sensitivity calculated using average base Brent price assumption of $48/bbl in 3Q16e – 4Q16e.

(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.

(3) U.S. Dollar Exchange Rates: 690 Chilean peso, 13,000 Indonesian rupiah, $0.75 Australian dollar, $1.14 Euro, 3.36 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on impact of price change for remainder of 2016e. EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.

e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

	2017e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$400	$320
Molybdenum: +/- $1.00/lb	$45	$35
Gold: +/- $50/ounce	$125	$75
Oil Sales: +/- $5/bbl[(1)]	$175	$140
Oil Sales Net of Diesel Costs:[(1,2)] +/- $5/bbl	$135	$110
Natural Gas: +/- $0.50/Mcf	$14	$11
Currencies:[(3)] +/- 10%	$145	$103

(1) Oil sales sensitivity calculated using average base Brent price assumption of $50/bbl in 2017e.
(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.
(3) U.S. Dollar Exchange Rates: 690 Chilean peso, 13,000 Indonesian rupiah, $0.75 Australian dollar, $1.14 Euro, 3.36 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on 2017e annual impacts. EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.

e = estimate. See Cautionary Statement.

Termination & Settlement of Deepwater Rig Contracts

Noble Settlement

- FCX Provided Noble with $540 mm in Value Through Issuance of 48 mm Shares of FCX Stock
- FCX Agreed to Contingent Payment of Up To $75 mm Based on Oil Prices from 7/16 – 6/17
- Noble Released FCX of $0.8 bn in Payment Obligations for Two Drilling Rig Contracts

Rowan Settlement

- Settlement of $215 mm in Cash*
- FCX Agreed to Contingent Payment of Up To $30 mm Based on Oil Prices from 7/16 – 6/17
- Rowan Released FCX of $0.3 bn in Payment Obligations for One Drilling Rig Contract

~$350 mm in Aggregate Savings

* Paid $85 mm in 2Q16 and will fund remaining $130 mm in 3Q16

PROVING OUR METTLE

2016e Oil & Gas Operating Estimates

California

Operating Cost: $26/bbl

Madden & Haynesville*

Operating Cost: $1.85/Mcfe
Pricing: NYMEX



Gulf of Mexico

Operating Cost: $12/bbl
Pricing: HLS/NYMEX

2016e Oil & Gas Sales by Region


California
31
Oil
MBOE/D

Includes ~5 MMcf/d of Natural gas


Haynesville*/
Madden/Other
69
Gas
MMCFE/D

Includes ~2 MMcfe/d of Liquids


GOM
70
Oil
MBOE/D
99
Gas
MMCF/D

Includes ~6 MBbls/d of NGLs and GOM Shelf/ILT Production

NOTE: Operating costs exclude DD&A and G&A. DD&A is expected to approximate $18/BOE in 2016e. Oil realizations are expected to average 87% of Brent in 2016e.
** In July 2016 FM O&G sold its Haynesville shale assets, operating estimates reflect volumes through the closing date. e = estimate. See Cautionary Statement.*

FCX Debt Maturities as of 6/30/16 Pro Forma for Tenke Transaction*

PF Total Debt & Cash at 6/30/16
(US$ billions)

	Actual	Pro Forma for Tenke Transaction
FCX Revolver & Term Loan	$ 2.4	$ 1.1
FCX & FMC Sr. Notes	12.0	11.9**
FM O&G Senior Notes	2.5	2.5
Other	2.4	2.4
Total Debt	$19.3	$17.9
Consolidated Cash	$ 0.4	$ 1.7


(US$ billions)
$10
$8
$6
$4
$2
$0
$0
2016*
$1.5
FCX 2.15% & 2.30% Sr. Notes
2017
CV Non-Recourse
$2.7
CV Non-Recourse
FCX 2.375% Sr. Notes
Term Loan
2018
$1.3
Uncommitted & CV Non-Recourse
2019*
FM O&G 6.125% Sr. Notes
$2.4
FCX 3.1% Sr. Notes
Term Loan
2020
FM O&G 6.5% Sr. Notes
$0.9
FCX 4% Sr. Notes
2021
FM O&G 6.625% Sr. Notes
$2.4
FCX 3.55% Sr. Notes
2022
FM O&G 6.75% Sr. Notes
$2.8
FCX 3.875% Sr. Notes
2023
FM O&G 6.875% Sr. Notes
$3.9
FCX 4.55%, 5.40%, & 5.45% Sr. Notes and FMC Sr. Notes
Thereafter

*For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance, which matures in 2019.
** Reflects ~$100 mm in debt-for-equity transactions that settled in July 2016.
Note: 2016-2020 term loan maturities have been reduced by $12 mm in 2016, $63 mm in 2017, $469 mm in 2018, $313 mm in 2019 and $468 mm in 2020 to reflect application of 50% of the net proceeds from the Tenke transaction.

Adjusted EBITDA Reconciliation

(in millions)	2Q 2016	12 Months Ended 6/30/2016
Net Loss Attributable to Common Stock from Continuing Operations	$(286)	$(12,360)
Interest expense, net	196	723
Income tax provision (benefit)	116	(345)
Depreciation, depletion and amortization	632	2,834
Impairment of oil and gas properties	291	11,432
Drillship settlement/idle rig costs	639	814
Mining inventory adjustments	2	282
Gain on sales of assets	(749)	(749)
Accretion	33	136
Other special items (1)	90	652
Gain on early extinguishment of debt	(39)	(36)
Other income, net	(25)	(22)
Preferred dividends attributable to redeemable noncontrolling interest	10	42
Net income attributable to noncontrolling interest	47	87
Equity in affiliated companies' net earnings	(1)	(4)
Eliminations and adjustments from discontinued operations (2)	(63)	(125)
Adjusted EBITDA – Continuing Operations	**$893**	**$3,361**
Adjusted EBITDA – Discontinued Operations (2)	**73**	**336**
FCX Adjusted EBITDA (3)	**$966**	**$3,697**

(1) Other special items for 2Q 2016 include oil & gas inventory write downs ($53 million) and restructuring charges ($37 million). For the 12-month period ended June 30, 2016, other special items include charges for (i) oil and gas inventory write downs ($227 million), (ii) net noncash MTM losses on oil derivative contracts ($176 million), (iii) mining asset impairments, restructuring and other net charges ($156 million), (iv) oil and gas restructuring charges ($39 million), (v) adjustment to environmental obligations and related litigation reserves ($36 million), and (vi) executive retirement benefits ($18 million).

(2) Adjustment reflects the inclusion of adjustments made to Africa mining's gross profit in connection with reporting Tenke as a discontinued operation primarily associated with the elimination of intercompany sales to other FCX subsidiaries. Refer to the following slide for additional information on Adjusted EBITDA from discontinued operations.

(3) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

Adjusted EBITDA - Discontinued Operations Reconciliation

(in millions)	2Q 2016	12 Months Ended 6/30/2016
Net Loss Attributable to Common Stock from Discontinued Operations	$(193)	$(214)
Reversal of eliminations and adjustments (1)	63	125
Allocated interest expense (2)	11	35
Income tax benefit	(16)	(38)
Depreciation, depletion and amortization	20	208
Estimated loss on disposal	177	177
Other income, net	(1)	(7)
Net income attributable to noncontrolling interests	12	50
Adjusted EBITDA – Discontinued Operations (3)	**$ 73**	**$336**

(1) Reflects the reversal of adjustments made to Africa mining's gross profit in connection with reporting Tenke as a discontinued operation primarily associated with the elimination of intercompany sales to other FCX subsidiaries. This adjustment has been reflected in Adjusted EBITDA from continuing operations on the previous slide.

(2) In accordance with accounting guidelines, interest associated with FCX's term loan that will be required to be repaid as a result of the sale of Tenke has been allocated to discontinued operations.

(3) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.